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                                                                   EXHIBIT 23.05



                    CONSENT OF KEY BANK NATIONAL ASSOCIATION


         Key Bank National Association consents to be named as the Company's escrow agent in the Company's Registration Statement on Form F-1.


Dated: January 28, 2002

                                       /s/ KEY BANK NATIONAL ASSOCIATION